                                                                     EXHIBIT 2.4

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                         CLOSING STATEMENT INFORMATION
--------------------------------------------------------------------------------
PROPERTY NAME:     LAKEWOOD SQUARE

SELLER: FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD.-1 AND -2 a Florida Limited Partnership

PURCHASER:         M&H REALTY PARTNERS III L.P.
                   a California Limited Partnership

PRORATION DATE:    5/16/97

PRORATION AS OF:   11:59 PM, FRIDAY MAY 16, 1997

CLOSING DATE:      5/16/97

CLOSING AS OF:     FRIDAY, MAY 16, 1997

TAX BEGIN DATE:    7/1/96

TAX END DATE:      6/30/97

MONTH BEGIN DATE   5/1/97

MONTH END DATE     5/31/97

                                        CLOSING STATEMENT
                                           FOR SALE OF
                                         LAKEWOOD SQUARE

--------------------------------------------------------------------------------
SELLER: FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD.-1 AND -2 a Florida Limited Partnership

PURCHASER:                M&H REALTY PARTNERS III L.P.
                          a California Limited Partnership

PRORATION DATE:           11:59 PM, FRIDAY MAY 16, 1997

CLOSING (FUNDING) DATE:   FRIDAY, MAY 16, 1997
--------------------------------------------------------------------------------

                                                                                       CREDIT                    CREDIT
                                                                                    PURCHASER                    SELLER
                                                                        ----------------------    ---------------------
PURCHASE PRICE                                                                                           17,750,000.00

EARNEST MONEY (held by Chicago Title Insurance Company, L.A., Calif.)             500,000.00

INTEREST ON EARNEST MONEY                                                               POC

PRO-RATE REAL ESTATE TAXES                                                                                   27,536.87
     [See Schedule A]

PRO-RATE MAY, 1997 RETAIL LEASE CHARGES                                            105,761.62
     [See Schedule D]

TENANT PREPAID RENTS                                                                 1,027.92
     [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                                                                        0.00
     [See Schedule C]

SECURITY DEPOSITS                                                                   44,970.95
     [See Schedule E]

SHAW'S CARPET TENANT IMPROVEMENT ALLOWANCE                                          40,000.00

PRO-RATE RET INCOME PAID BY TENANTS                                                 14,334.31
     [See Schedule A]

P.S. PLUS...PLUS SIZES RENT ABATEMENT                                                7,000.00

MISC.                                                                                    0.00

MISC.                                                                                    0.00

MISC.                                                                                    0.00

MISC.                                                                                    0.00

                                                                        ----------------------    ---------------------
     SUBTOTALS                                                                     713,094.80            17,777,536.87

CASH AMOUNT DUE TO SELLER                                                       17,064,442.07
                                                                        ----------------------    ---------------------

     TOTAL CREDITS                                                              17,777,536.87            17,777,536.87
                                                                        ======================    =====================

APPROVED:  SELLER                                                       APPROVED:  PURCHASER

First Capital Institutional Real Estate, LTD.-1                         M&H Realty Partners III L.P.
a Florida Limited Partnership                                           a California Limited Partnership

By:First Capital Financial Corporation, A Florida Corporation           By:   MHRP III L.P. a California Limited Partnership
   Its General Partner                                                        Its General Partner

   By:   ________________________________                                     By:   Merlone/Hagenbuch inc., A California
                                                                                    Corporation,
   Its:  ________________________________                                           Its General Partner

First Capital Institutional Real Estate, LTD.-2                                     By:   ________________________________
a Florida Limited Partnership                                                       Its:  ________________________________

By:First Capital Financial Corporation, A Florida Corporation

   Its General Partner

   By:   ________________________________
   Its:  ________________________________

--------------------------------------------------------------------------------
                                LAKEWOOD SQUARE

                          SOURCES AND USES STATEMENT

--------------------------------------------------------------------------------

                           PURCHASER'S SOURCES AND USES:
                           -----------------------------

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                         17,064,442.07
                                                                                           ---------------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

        CHICAGO TITLE INSURANCE COMPANY
                Misc.                                                                 0.00
                Misc.
                Misc.                                                                 0.00
                Misc.                                                                 0.00
                Misc.                                                                 0.00
                Misc.                                                                 0.00
                Misc.                                                                 0.00
                Misc.                                                                 0.00
                Misc.                                                                 0.00
                Misc.                                                                 0.00
                                                                            ---------------
        PURCHASERS CLOSING COSTS                                                                           0.00
                                                                                           ---------------------

TOTAL CASH OUTLAY BY PURCHASER                                                                    17,064,442.07


----------------------------------------------------------------------------------------------------------------

                           SELLER'S SOURCES AND USES:
                           --------------------------

EARNEST MONEY                                                                                        500,000.00
CASH AMOUNT DUE TO SELLER                                                                         17,064,442.07
                                                                                           ---------------------
TOTAL SELLER'S  SOURCES                                                                           17,564,442.07
                                                                                           ---------------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

                CLTA portion of owners policy                                    12,780.00
                Deed Recording Fees (100%)                                          100.00
                Document Transfer Tax                                            19,525.00
                Escrow Fees (50%)                                                 2,400.00
                                                                            ---------------
        SELLERS CLOSING COSTS                                                                         34,805.00

BROKER COMMISSION PAYABLE TO CB COMMERCIAL                                                           310,625.00

MISC.                                                                                                      0.00

MISC.                                                                                                      0.00

MISC.                                                                                                      0.00
                                                                                           ---------------------

TOTAL CASH OUTLAY BY SELLER                                                                          345,430.00
                                                                                           ---------------------

BALANCE TO SELLER                                                                                 17,219,012.07
                                                                                           =====================

                                  SCHEDULE A

--------------------------------------------------------------------------------

        LAKEWOOD SQUARE
        PRO-RATE 7/1/96-6/30/97 PROPERTY TAXES
        PRORATION MADE AS OF:               11:59 PM, FRIDAY MAY 16, 1997
--------------------------------------------------------------------------------

        ACTUAL 1996-1997 REAL ESTATE TAXES:

                 7155-023-010                                                            46,851.72
                 7155-023-012                                                            64,443.08
                 7155-001-022                                                            27,432.07
                 7155-001-023                                                             7,238.73
                 7155-001-024                                                            15,458.99
                 7155-001-025                                                            61,930.06
                                                                                 -------------------
        TOTAL 1996-97 REAL ESTATE TAXES:                                                223,354.65

        SELLER'S PRORATA SHARE OF 1996-97 TAXES               320/365                       87.671%
                                                                                 -------------------

        SELLER'S SHARE OF 1996-97 TAXES                                                 195,817.78

        LESS AMOUNT PAID BY SELLER                                                      223,354.65
                                                                                 -------------------

        CREDIT DUE TO PURCHASER (SELLER):                                               (27,536.87)
                                                                                 ===================

NOTES:
    [1] The 1st and 2nd installments of the 1996-97 real estate taxes have been paid in full.



--------------------------------------------------------------------------------

        RET INCOME- ANNUAL PAYERS ANALYSIS

--------------------------------------------------------------------------------

                           1st Installment   2nd Installment                             TOTAL
                           ---------------   ---------------                             -----
        BLOCKBUSTER              10,429.95         10,429.95                             20,859.90
        CHUCK E. CHEESE           7,587.79          7,587.79                             15,175.58
        COST PLUS                14,614.73         14,614.73                             29,229.46
        MICHAEL'S                10,274.25         10,274.25                             20,548.50
        SAV-ON EXPRESS            6,799.47          6,799.47                             13,598.94
        STROUD'S LINEN            4,171.98          4,171.98                              8,343.96
        CLOTHESTIME               4,255.42          4,255.42                              8,510.84


        TOTAL 1996-97 REAL ESTATE TAXES:PAID                                            116,267.18

        SELLER'S PRORATA SHARE OF 1996-97 TAXES PAID                 320/365                87.671%
                                                                                 -------------------

        SELLER'S SHARE OF 1996-97 TAXES PAID                                            101,932.87

        LESS AMOUNT PAID TO SELLER FROM TENANT                                          116,267.18
                                                                                 -------------------

        CREDIT DUE TO PURCHASER (SELLER):                                                14,334.31
                                                                                 ===================

                                  SCHEDULE B

-------------------------------------------------------------------------------

        LAKEWOOD SQUARE
        TENANT PREPAID RENTS
        PRORATION MADE AS OF:   11:59 PM, FRIDAY MAY 16, 1997

-------------------------------------------------------------------------------

                                                                                                        AMOUNT
                MERCHANT NAME                                                                           PREPAID
        ----------------------------------------------------------------------------------------------------------------
                A. CANCER/DISC. SHOP                                                                         -
                BLOCKBUSTER MUSIC                                                                            -
                CASUAL MALE                                                                                  -
                CHUCK E. CHEESE                                                                              -
                CIGARETTES CHEAPER                                                                           -
                COST PLUS                                                                                    -
                COUNTRY OAK FURNITURE                                                                        -
                CU SERVICE CENTERS                                                                         83.23
                FAMOUS FOOTWEAR                                                                              -
                MAIL BOXES, ETC.                                                                             -
                MANDARIN PAVILION                                                                            -
                MEN'S WEARHOUSE                                                                              -
                MICHAEL D'AVERSRA SALON                                                                      -
                MICHAEL'S                                                                                    -
                MOTO PHOTO                                                                                   -
                NATURWAY                                                                                     -
                ONE HOUR MARTINIZING                                                                         -
                P.S. PLUS SIZES                                                                              -
                PRECISION SIX                                                                                -
                PWS LAUNDRYLAND                                                                              -
                SAV-ON EXPRESS                                                                               -
                SHAW'S SHOWCASE CARPET                                                                       -
                SHE'S BEAUTY SUPPLY                                                                          -
                SIZES UNLIMITED                                                                           688.69
                STROUDS LINEN WAREHOUSE                                                                      -
                STYLES FOR LESS                                                                           256.00
                SUSIE'S DEALS                                                                                -
                TOGO'S EATERY                                                                                -
                TOKYO WOK                                                                                    -
                WALLPAPERS FOR LESS                                                                          -
                WESTERN TEMPORARY                                                                            -
                                                                                                   -------------
                TOTAL PREPAID RENTS CREDITED TO PURCHASER                                                                1,027.92
                                                                                                                   ================


        NOTES:  Sizes Unlimited's prepaid consists of the following:
                CAM Reconciliation (credit)              -1,227.46
                1996 TAX Reconciliation (credit)           -144.70
                Insurance Reconciliation                    557.70
                Tenant Water                                125.77
                                                     =============
                TOTAL                                      -688.69
                                                     =============

                CU Service Center's prepaid consists of the following:
                Base Rent (credit)                           82.23

                Styles For Less' prepaid consists of the following:
                Base Rent (credit)                          256.00

                                  SCHEDULE C

--------------------------------------------------------------------------------

LAKEWOOD SQUARE
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                11:59 PM, FRIDAY MAY 16, 1997

--------------------------------------------------------------------------------

                                                         SERVICE CONTRACTS
                                                                                                                      CREDIT DUE
                                                                                   BILLING PERIOD     # of DAYS         PURCHASER
VENDOR NAME                                                   PAYMENT              BEGIN      END       CREDIT       or (SELLER)
------------------------------------------------------------------------------------------------------------------------------------
PAID BY SELLER:

The Wackenhut Corporation- (security)                                 0.00          5/1/97    5/31/97       15              0.00
Energy Resource Maintenance Assoc.- (parking lot lights)              0.00          5/1/97    5/31/97       15              0.00
Rue Vac, INc.- (sweeping & janitorial)                                0.00          5/1/97    5/31/97       15              0.00
Coastal High Pressure Cleaning                                        0.00          5/1/97    5/31/97       15              0.00
Bon Pest Control                                                      0.00          5/1/97    5/31/97       15              0.00
Rocky Murata Landscaping                                              0.00          5/1/97    5/31/97       15              0.00
                                                                                                                     ------------

                                                              TOTAL CREDIT DUE TO PURCHASER (SELLER)                        0.00
                                                                                                                     ------------

PAYABLE BY BUYER:
Misc.                                                            -                  5/1/97    5/31/97       16              0.00
                                                                                                                     ------------

                                                              TOTAL CREDIT DUE TO PURCHASER (SELLER)                        0.00
                                                                                                                     ------------

                                                              NET CREDIT DUE TO PURCHASER (SELLER)                          0.00
                                                                                                                      ===========

                                  SCHEDULE D
--------------------------------------------------------------------------------
LAKEWOOD SQUARE
RETAIL TENANTS MONTHLY CHARGES
PRORATION MADE AS OF:      11:59 PM, FRIDAY MAY 16, 1997

------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL      MAY        MAY       PURCH.     A/R BALANCE
                                MAY                               MAY      CHARGES    CHARGES    PRORATA      EXCLUDING
       MERCHANT NAME            RENT       CAM         RET       CHARGES    PAID      A/R BAL.    SHARE      MAY CHARGES
------------------------------------------------------------------------------------------------------------------------
A. CANCER/DISC SHOP             4,180.35      543.00     340.00   5,063.35   6,083.35        -    2,450.01        0.00
BLOCKBUSTER MUSIC              21,250.00    2,415.00       0.00  23,666.00  23,665.00        -   11,450.81        0.00
CASUAL MALE                     5,500.00      623.00     378.00   6,501.00   6,601.00        -    3,145.65        0.00
CHUCK E. CHEESE                10,415.50    2,488.00       0.00  12,883.50  12,883.50        -    6,239.95        0.00
CIGARETTES CHEAPER              1,365.00      200.00     122.00   1,687.00   1,687.00        -      816.29        0.00
COST PLUS                      20,571.91    3,222.00       0.00  23,793.91  23,783.91        -   11,519.18      225.00
COUNTRY OAK FURNITURE           2,454.42      662.00     397.00   3,503.42   3,503.42        -    1,895.20      101.75
CU SERVICE CENTERS              3,835.33      653.00     335.00   4,523.39   4,523.39        -    2,188.71        0.00
FAMOUS FOOTWEAR                 6,693.75    1,223.00     750.00   8,688.75   8,688.75        -    4,193.59      159.60
MAIL BOXES, ETC.                1,363.68      194.00     123.00   1,680.68   1,680.68        -      819.23        0.00
MANDARIN PAVILION               6,882.06    1,038.00     628.00   8,546.08   8,546.08      0.00   4,195.19        0.00
MEN'S WEARHOUSE                 6,300.00      873.00     529.00   7,702.00   7,702.00        -    3,728.77        0.00
MICHAEL D'AVERSRA SALON         3,355.83      498.00     302.00   4,155.83   4,155.83        -    2,010.89        0.00
MICHAEL'S                      11,676.21    2,741.00       0.00  14,417.21  14,417.21        -    6,976.07       33.67
MOTO PHOTO                      1,841.67      238.00     164.00   2,243.67   2,243.67        -    1,085.85        0.00
NATURWAY                        2,827.87      430.00     281.00   3,518.87   3,518.87        -    1,702.68        0.00
ONE HOUR MARTINIZING            3,435.70      473.00     248.00   4,154.70   4,164.70        -    2,010.34        0.00
P.S. PLUS SIZES                 8,463.79    1,102.00     721.00  10,286.79  10,286.79        -    4,977.48        0.00
PRECISION SIX                   1,316.26      200.00     123.00   1,639.25   1,639.25        -      793.18      180.58
PWS LAUNDRYLAND                 1,950.00      324.00     197.00   2,471.00   2,471.00        -    1,195.85        0.00
SAV-ON EXPRESS                 12,882.67    1,688.00       0.00  14,251.67  14,251.67        -    6,885.97        0.00
SHAW'S SHOWCASE CARPET          5,200.00      747.00     500.00   6,447.00   6,447.00        -    3,119.52        0.00
SHE'S BEAUTY SUPPLY             1,625.00      270.00     164.00   2,059.00   2,059.00        -      986.29        0.00
SIZES UNLIMITED                12,775.00    1,511.00     920.00  15,206.00  15,206.00        -    7,357.74        0.00
STROUDS LINEN WAREHOUSE         7,233.33    1,083.00       0.00   8,316.33   8,316.33        -    4,024.03        0.00
STYLES FOR LESS                 4,318.75      718.00     435.00   5,471.75   5,471.75        -    2,647.62        0.00
SUSIE'S DEALS  *%                   0.00      580.00     379.00     959.00     959.00        -      464.03      859.00
TOGO EATERY                     3,333.34      483.00     252.00   4,088.34   4,088.34        -    1,988.55        0.00
TOKYO WOK                       2,275.42      284.00     160.00   2,698.42   2,699.42        -    1,306.17        0.00
VON'S GROCERY                       0.00    4,759.00       0.00   4,759.00   4,759.00        -    2,302.74        0.00
WALLPAPERS FOR LESS             1,890.00      287.00     176.00   2,353.00   1,000.00 1,353.00      483.87    1,548.63
WESTERN TEMPORARY               1,779.16      278.00     176.00   2,233.16   2,233.16        -    1,080.68      127.85
                        ------------------------------------------------------------------------------------------------
                              178,571.88   32,577.00   8,778.00 219,828.98 219,828.98 1,363.00  105,761.82    3,338.08
                        ================================================================================================
----------------------------------------------------------------------------
                                 TOTAL             TOTAL         TOTAL
                                BALANCE          SELLERS        PURCH.
       MERCHANT NAME              O/S            SHARE O/S     SHARE O/S
----------------------------------------------------------------------------
A. CANCER/DISC SHOP                      -          -          -
BLOCKBUSTER MUSIC                        -          -          -
CASUAL MALE                              -          -          -
CHUCK E. CHEESE                          -          -          -
CIGARETTES CHEAPER                       -          -          -
COST PLUS                           225.00     225.00          -
COUNTRY OAK FURNITURE               101.75     101.76          -
CU SERVICE CENTERS                       -          -          -
FAMOUS FOOTWEAR                     159.60     159.60          -
MAILBOXES, ETC.                          -          -          -
MANDARIN PAVILION                     0.00       0.00          -
MEN'S WAREHOUSE                          -          -          -
MICHAEL D'AVERSRA SALON                  -          -          -
MICHAEL'S                            33.67      33.87          -
MOTO PHOTO                               -          -          -
NATURWAY                                 -          -          -
ONE HOUR MARTINIZING                     -          -          -
P.S. PLUS SIZES                          -          -          -
PRECISION SIX                       180.58     180.58          -
PWS LAUNDRYLAND                          -          -          -
SAV-ON EXPRESS                           -          -          -
SHAW'S SHOWCASE CARPET                   -          -          -
SHE'S BEAUTY SUPPLY                      -          -          -
SIZES UNLIMITED                          -          -          -
STROUDS LINEN WAREHOUSE                  -          -          -
STYLES FOR LESS                          -          -          -
SUSIE'S DEALS  *%                   959.00     968.00          -
TOGO EATERY                              -          -          -
TOKYO WOK                                -          -          -
VON'S GROCERY                            -          -          -
WALLPAPERS FOR LESS               2,901.63   2,248.85     654.68
WESTERN TEMPORARY                   127.85     127.85          -
                                ----------------------------------
                                  4,688.08   4,034.40     654.68
                                ==================================

NOTES:                          (1) Tenants denoted with a *% indicate the
                                    tenant pays percentage rent in lieu of base rent.

                                (2) Tenants denoted with a *A indicate the
                                    tenant has an abaTement.

                                  SCHEDULE E

--------------------------------------------------------------------------------

LAKEWOOD SQUARE
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:               11:59 PM, FRIDAY MAY 16, 1997

--------------------------------------------------------------------------------

                                              SECURITY DEPOSITS

   MERCHANT NAME
   -------------
   A. CANCER/DISC. SHOP                                4,800.00
   BLOCKBUSTER MUSIC                                       -
   CASUAL MALE                                             -
   CHUCK E. CHEESE                                         -
   CIGARETTES CHEAPER                                      -
   COST PLUS                                               -
   COUNTRY OAK FURNITURE                                   -
   CU SERVICE CENTERS                                      -
   FAMOUS FOOTWEAR                                         -
   MAIL BOXES, ETC.                                    3,000.00
   MANDARIN PAVILION                                   9,358.94
   MEN'S WEARHOUSE                                         -
   MICHAEL D'AVERSRA SALON                             4,116.00
   MICHAEL'S                                               -
   MOTO PHOTO                                          2,050.00
   NATURWAY                                            3,425.86
   ONE HOUR MARTINIZING                                2,242.50
   P.S. PLUS SIZES                                         -
   PRECISION SIX                                       1,639.65
   PWS LAUNDRYLAND                                     2,500.00
   SAV-ON EXPRESS                                          -
   SHAW'S SHOWCASE CARPET                                  -
   SHE'S BEAUTY SUPPLY                                 2,251.17
   SIZES UNLIMITED                                         -
   STROUDS LINEN WAREHOUSE                                 -
   STYLES FOR LESS                                         -
   SUSIE'S DEALS                                           -
   TOGO'S EATERY                                       2,200.00
   TOKYO WOK                                           3,048.00
   WALLPAPERS FOR LESS                                 2,518.83
   WESTERN TEMPORARY                                   1,820.00
                                                      ----------

TOTAL SECURITY DEPOSITS CREDITED TO PURCHASER                       44,970.95
                                                                   ===========

                                  SCHEDULE F

--------------------------------------------------------------------------------

LAKEWOOD SQUARE
DELINQUENCY FROM FORMER TENANTS
PRORATION MADE AS OF: 11:59 PM, FRIDAY MAY 16, 1997

--------------------------------------------------------------------------------

                                                            AMOUNT
     MERCHANT NAME                                       OUTSTANDING
--------------------------------------------------------------------------------
     CLOTHESTIME                                             267.65
     CRYSTAL ROSE                                         16,928.58


                                                         -----------

     TOTAL DELINQUENT AMOUNT DUE SELLER                               17,196.23
                                                                    ===========